Clay Thomas, P.C.
                   Certified Public Acountant


                                                               2038 Lexington
                                                         Houston, Texas 77098
                                                         (713) 482-3920 (office)
                                                         (713) 482-3923 (fax)

April 27, 2009


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


RE:   Pangea Petroleum Corp.
      Commission File # 0-30503


Commissioners:

We have read the statements made by Pangea Petroleum Corp., which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of Pangea Petroleum Corp. dated April 27, 2009. We agree with the statements concerning our Firm in such Form 8-K.

Sincerely,


/s/ Clay Thomas, P.C.
Clay Thomas, P.C.
www.claythomaspc.com
2038 Lexington
Houston, Texas 77098
Phone: 713-485-3920
Fax:   713-485-3923